EXHIBIT 99.1

JOINT FILING AGREEMENT

We, the undersigned, hereby express our agreement that the attached Schedule 13G (or any amendments thereto) relating to the Class A common stock of Navan, Inc. on behalf of each of us.

Dated:  February 17, 2026

Lightspeed Venture Partners X, L.P.

Lightspeed Affiliates X, L.P.

By:

Lightspeed General Partner X, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner X, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Opportunity Fund, L.P.

By:

Lightspeed General Partner Opportunity Fund, L.P.

its

General Partner

By:

Lightspeed Ultimate General Partner Opportunity Fund, Ltd.

its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Strategic Partners I L.P.

By:

Lightspeed Strategic Partners General Partner I L.P.

its

General Partner

By:

Lightspeed Strategic Partners Ultimate General Partner I L.L.C.

its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner X, L.P.

By:

Lightspeed Ultimate General Partner X, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner X, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner Opportunity Fund, L.P.

By:

Lightspeed Ultimate General Partner Opportunity Fund, Ltd.

its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner Opportunity Fund, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Strategic Partners General Partner I L.P.

By:

Lightspeed Strategic Partners Ultimate General Partner I L.L.C.

its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Strategic Partners Ultimate General Partner I L.L.C.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Venture Partners Select II, L.P.

By:

Lightspeed General Partner Select II, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner Select II, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Venture Partners Select III, L.P.

By:

Lightspeed General Partner Select III, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner Select III, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner Select II, L.P.

By:

Lightspeed Ultimate General Partner Select II, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner Select II, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner Select III, L.P.

By:

Lightspeed Ultimate General Partner Select III, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner Select III, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director